                     Oppenheimer International Bond Fund
                   Supplement dated February 5, 2003 to the
                      Prospectus dated November 22, 2002

The Prospectus is changed as follows:

1.    The paragraph captioned "Portfolio  Managers." on page 13 is deleted and replaced as follows:

     Portfolio Manager.  The portfolio manager of the Fund, Ruggero de'Rossi, is a Vice President of the Fund and the person
           principally responsible for the day-to-day management of the
           Fund's investments. Mr. de'Rossi joined the Manager as a
           Vice President and portfolio manager of the Fund on March 6,
           2000.  Since 1990 he had been associated with other
           international money management firms, most recently as a
           Senior Vice President and Chief Emerging Markets Strategist
           for ING Barings from July, 1998 through March, 2000, and
           Vice President and head of emerging markets trading
           strategies for Citicorp Securities from May, 1995 through
           July 1998. Mr. de'Rossi is also an officer and portfolio
           manager of other Oppenheimer funds.

February 5, 2003                                PS0880.028

                  Oppenheimer International Bond Fund
                Supplement dated February 5, 2003 to the
      Statement of Additional Information dated November 22, 2002

The Statement of Additional Information is changed as follows:

1.  The  biography  for  Arthur  P.  Steinmetz  on  page  40  is  hereby deleted.

      February 5, 2003                                      PX0880.011